ADOPTION AGREEMENT

1.01	PREAMBLE

By the execution of this Adoption Agreement the Plan Sponsor hereby (complete a. or b.)

a. ☒	adopts a new plan as of July 1, 2006.

b. ☐	amends and restates its existing plan as of _______ [month, day, year] which is the Amendment Restatement Date.

Original Effective Date: _______ [month, day, year]

Pre-409A Grandfathering: ☐ Yes ☐ No (If yes, complete Appendix B, “Summary of Grandfathered Provisions”)

1.02	PLAN

Plan Name:	Intermec Deferred Compensation Plan

Plan Year:	January 1 - December 31

1.03	PLAN SPONSOR

Name:	Intermec, Inc.
Address:	6001 36th Ave W, Everett, WA 98203
Phone # :	425-348-2600
EIN:	94-4647021
Fiscal Yr:	1/1/-12/31
Form of Entity:	Corporation

If Plan Sponsor is a Corporation is stock publicly traded?
☒ Yes    ☐ No

1.04	EMPLOYER

The following entities have been authorized by the Plan Sponsor to participate in and have adopted the Plan:

Entity	Publicly Traded Corporation

	Yes	No
Intermec, Inc.	☒	☐
Intermec Technologies Corporation	☒	☐
	☐	☐
	☐	☐
	☐	☐
	☐	☐

1.05	ADMINISTRATOR

The Employer has designated the following to be responsible for the Administration of the Plan:

Compensation Committee of the Board of Directors of Intermec, Inc.

Note:
The Administrator is the person or persons designated by the Employer to be responsible for the administration of the Plan. This is not Fidelity Investments Institutional Operations Company, Inc. nor any other Fidelity affiliate.

1.06	IDENTIFICATION DATE

The Employer has designated 12/31 as the Identification Date for purposes of determining Key Employees.

In the absence of a designation, the Identification Date is December 31.

2.01	PARTICIPATION

a. ☒	Employees

i. ☐	Eligible Employees are selected by the Employer.

ii. ☒	Eligible Employees are those employees of the Employer who satisfy the following criteria:

Eligible Employees are selected by the Employer. In addition to the Employees selected by the Employer, an Employee of a participating Employer who is not eligible to participate in any other nonqualified plan maintained by the Employer, shall be eligible for an Employer Matching Contribution under the Plan in a calendar year in which his or her Compensation under Section 3.01 of the Adoption Agreement exceeds the limit under Section 401(a)(17) of the Code for such calendar year, if the Employee had not been offered an opportunity to make a deferral election under the Plan for Compensation paid during such year.

b. ☐	Directors

i. ☐	All Directors are eligible to participate.

ii. ☐	Only Directors selected by the Employer are eligible to participate.

3.01	COMPENSATION

For purposes of determining Participant contributions under Article 4 and Employer contributions under Article 5, Compensation shall be defined in the following manner (complete a. or b. and select c. and/or d., if applicable):

a.	☐	Compensation as defined in Section 2.9 of the Plan but excluding:

b.	☒
Compensation as defined in the Intermec 401(k) Retirement Plan without regard to the Section 401(a)(17) of the Code limit for such Plan Year but only as to amounts in excess of the Section 401(a)(17) of the Code limit.

c.	☐	Director Compensation shall have the meaning specified in Section 2.9 except that:

d.	☐	Compensation shall, for all Plan purposes, be limited to $ _______ .

3.02	BONUSES

Compensation, as defined in Section 3.01 of the Adoption Agreement, includes the following type of bonuses:

Type	Will be treated as Performance Based Compensation

	Yes	No
Bonus Programs*	☒	☐
Sales Commissions*	☒	☐
	☐	☐
	☐	☐

______________________
*  For purposes of Participant contributions under Section 4.01 of the Adoption Agreement (but not for purposes of Employer  contributions under Section 5.01 of the Adoption Agreement) Compensation does not include any bonus or commission based on  a performance period of less than a year where the performance period occurs in the same calendar year as the corresponding  deferral election.

4.01	PARTICIPANT CONTRIBUTIONS

a.	Amount of Deferrals

A Participant may elect within the period specified in Section 4.01b of the Adoption Agreement to defer the following amounts of Compensation (select i. and ii. or iii.):

i.	Compensation Other than Bonuses (for each type of remuneration listed, complete “dollar amount” or“percentage amount,” but not both))

	Dollar Amount		% Amount
Type of Remuneration	Min	Max	Min	Max	Increment
a. Base Salary			1%	75%	1%
b.
c.

Note: The increment is required to determine the permissible deferral amounts. For example, a minimum of 0% and maximum of 20% with a 5% increment would allow an individual to defer 0%, 5%, 10%, 15% or 20%.

ii.	Bonuses (choose one)

	Dollar Amount		% Amount
Type of Bonus	Min	Min	Min	Max	Increment
a. Bonus Programs*			1%	100%	1%
b. Sales Commissions*			1%	100%	1%
c.

iii.	Compensation (do not complete if you completed i. and ii.)

Dollar Amount		% Amount
Min	Max	Min	Max	Increment

iv.	Director Compensation

	Dollar Amount		% Amount
Type of Compensation	Min	Min	Min	Max	Increment
Annual Retainer
Meeting Fees
Other:
Other:

_________________________
* Subject to the exclusion stated in the footnote to Section 3.02 of the Adoption Agreement

b.	Election Period

i.	Performance Based Compensation

A special election period

a.    ☒  Does      b.   ☐  Does Not

apply to each eligible type of performance based compensation referenced in Section 3.02 of the Adoption Agreement.

The special election period, if applicable, will be determined by the Employer.

ii.	Newly Eligible Participants

An employee who is classified or designated as an Eligible Employee during a Plan Year

a.   ☐  May      b.   ☒  May Not

elect to defer Compensation otherwise payable during the remainder of the Plan Year by completing a deferral agreement within the 30 day period beginning on the date he is eligible to participate in the Plan.

c.	Revocation of Deferral Agreement

A Participant’s deferral agreement

(A)  ☒  Will
(B)   ☐  Will Not

be cancelled for the remainder of any Plan Year during which he receives a hardship distribution of elective deferrals from a qualified cash or deferred arrangement maintained by the Employer.

5.01	EMPLOYER CONTRIBUTIONS

a.	Matching Contributions

i.	Amount

For each Plan Year, the Employer shall make a Matching Contribution on behalf of each Participant who defers Compensation for the Plan Year and satisfies the requirements of Section 5.01(a)(ii) of the Adoption Agreement equal to (complete one):

(A) ☐	_______ [insert percentage] of the Compensation the Participant has elected to defer for the Plan Year.

(B) ☐	An amount determined by the Employer in its sole discretion.

(C) ☐	Matching Contributions for each Participant shall be limited to $ _______ and/or _______ [insert percentage] of Compensation.

(D) ☒
Other: 80% of the product of: (a) eligible Compensation for the Plan Year (to the extent it exceeds the Section 401(a)(17) limit for the calendar year when paid), times (b) the percentage (but not exceeding 4%) that the Employee elected for such calendar year (or 4% in the case of an Employee who was not offered an opportunity to make a deferral election during the advance election period for such Plan Year).

ii.	Eligibility for Matching Contribution

A Participant who defers Compensation for the Plan Year* shall receive an allocation of Matching Contributions determined in accordance with Section 5.01(a)(i) provided he satisfies the following requirements (complete the ones that are applicable):

(A) ☒	Is employed on the last day of the Plan Year

(B) ☐	Completes _______ [insert number] of hours of service during the Plan Year

(C) ☐	Is selected by the Employer in its sole discretion to receive an allocation of Matching Contributions

(D) ☐	No requirements

(E) ☐	Other
_______
_______
_______

________________________
*  Or an Eligible Employee whose Compensation for the Plan Year exceeds the Section 401(a)(17) of the Code limit for that year, but who was not offered an opportunity to elect to defer to the Plan for such Plan Year.

iii.	Time of Allocation

Matching Contributions, if made, shall be treated as allocated (select one):

(A) ☐	As of the last day of the Plan Year

(B) ☒	At such times as the Employer shall determine in it sole discretion

(C) ☐	At the time the Compensation on account of which the Matching Contribution is being made would otherwise have been paid to the Participant

(D) ☐	Other:
_______
_______
_______

b.	Other Contributions

i.	Amount

The Employer shall make a contribution on behalf of each Participant who satisfies the requirements of Section 5.01(b)(ii) equal to (check one):

(A) ☐	An amount equal to (insert number) % of the Participant’s Compensation

(B) ☐	An amount determined by the Employer in its sole discretion

(C) ☐	Contributions for each Participant shall be limited to $_______

(D) ☐	Other:
_______
_______
_______

ii.	Eligibility for Other Contributions

A Participant shall receive an allocation of other Employer contributions determined in accordance with Section 5.01(b)(i) for the Plan Year if he satisfies the following requirements (complete the one that is applicable):

(A) ☐	Describe requirements:
_______
_______

(B) ☒	Is selected by the Employer in its sole discretion to receive an allocation of other Employer contributions.

(C) ☐	No requirements

iii.	Time of Allocation

Employer contributions, if made, shall be treated as allocated (select one):

(A) ☐	As of the last day of the Plan Year

(B) ☒	At such time or times as the Employer shall determine in its sole discretion

(C) ☐	Other:
_______
_______
_______

6.01	DISTRIBUTIONS

The timing and form of payment of distributions made from the Participant’s vested Account shall be made in accordance with the elections made in this Section 6.01 of the Adoption Agreement.

a.	Timing of Distributions

(i)	All distributions shall commence in accordance with the following (choose one):

(A) ☒	As of the distribution event
(B) ☐	Monthly on specified day _______ (insert day)
(C) ☐	Annually on specified month and day _______ (insert month and day)
(D) ☐	Calendar quarter on specified day _______ (insert day)

Note:	A six month delay for certain distributions to Key Employees of publicly traded companies will apply.

(ii)	The timing of distributions as determined in Section 6.01a.(i) shall be modified by the adoption of:

(A) ☒	Event Delay - distribution events (other than those based on Specified Date or Specified Age) will be treated as not having occurred for 30 days (insert number of days).

(B) ☐	Hold Until Next Year - distribution events (other than those based on Specified Date or Specified Age) will be treated as not having occurred for twelve months from the date of the event.

(C) ☐
Immediate Processing - If Section 6.01a(i)(A) is not selected above, the Participant may elect to override the timing method selected by the Employer under Section 6.01a(i) for the following distribution events (insert events).

_______
_______

b.	Distribution Events (If multiple events are chosen, the earliest to occur will trigger payment.)

			Lump Sum	Installments
(i)	☐	Specified Date	_______	_______ years to _______ years

(ii)	☐	Specified Age	_______	_______ years to _______ years

(iii)	☒	Separation from Service	X	_______ years to _______ years

(iv)	☐	Separation from Service plus 6 months	_______	_______ years to _______ years

(v)	☐	Separation from Service plus _____ months (not to exceed _____ months)	_______	_______ years to _______ years

(vi)	☐	Retirement	_______	_______ years to _______ years

(vii)	☐	Retirement plus 6 months	_______	_______ years to _______ years

(viii)	☐	Retirement plus _____ months (not to exceed _____ months)	_______	_______ years to _______ years

(ix)	☐	Later of Separation from Service or Specified Age	_______	_______ years to _______ years

(x)	☐	Later of Separation from Service or Specified Date	_______	_______ years to _______ years

(xi)	☐	Later of Retirement or Specified Age	_______	_______ years to _______ years

(xii)	☐	Later of Retirement or Specified Date	_______	_______ years to _______ years

(xiii)	☐	Disability	_______	_______ years to _______ years

(xiv)	☒	Death	X	_______ years to _______ years

(xv)	☐	Change in Control	_______	_______ years to _______ years

The minimum deferral period for Specified Date or Specified Age event shall be _____ years.

Installments may be paid (select each that applies)

☐	Monthly
☐	Quarterly
☐	Annually

c.	Specified Date and Specified Age elections may not extend beyond age _____.

d.	Separation from Service (if this is elected, do not select “Separation from Service” under b. above)

A Separation from Service override

☐	Shall apply.

A Separation from Service override provides that a Participant, whose Separation from Service occurs before Retirement, shall receive the vested amount credited to his Account as a lump sum payment.

e.	Involuntary Cashouts (leave blank if not applicable)

☐
If the Participant’s vested Account at the time of his Separation from Service does not exceed $_____ (insert dollar amount) distribution of the vested Account shall automatically be made in the form of a single lump sum in accordance with Section 9.5 of the Plan.

f.	Retirement

Retirement shall be defined as a Separation from Service that occurs on or after the Participant separates from service on or after age 60 _____  (insert description of requirements)

g.	Redeferrals

A Participant

(i) ☐	Shall
(ii) ☒	Shall Not

be permitted to modify a scheduled distribution date in accordance with Section 9.2 of the Plan.

A Participant shall generally be permitted to elect such modification _______ number of times.

Administratively, allowable distribution events will be modified to reflect all options necessary to fulfill the redeferrals provision.

7.01	VESTING

a.	Matching Contributions

The Participant’s vested interest in the amount credited to his Account attributable to Matching Contributions shall be based on the following schedule:

Years of Service	Vesting %
0	______
1	______
2	______
3	______
4	______
5	______
6	______
7	______
8	______
9	______

b.	Other Employer Contributions

The Participant’s vested interest in the amount credited to his Account attributable to Employer contributions other than Matching Contributions shall be based on the following schedule:

Years of Service	Vesting %
0	______
1	______
2	______
3	______
4	______
5	______
6	______
7	______
8	______
9	______

c.	Acceleration of Vesting

A Participant’s vested interest in his Account will automatically be 100% upon the occurrence of the following events: (select the ones that are applicable)

(i) ☐	Death

(ii) ☐	Disability

(iii) ☐	Change in Control

(iv) ☐	Eligibility for Retirement

(v) ☐	Other: _______
_______

d.	Years of Service

ii.	A Participant’s Years of Service shall include all service performed for the Employer and

(A) ☐	Shall
(C) ☐	Shall Not

include service performed for the Related Employer.

iii.	Years of Service shall also include service performed for the following entities:

iv.	Years of Service shall be determined in accordance with: (select one)

(A) ☐	The elapsed time method in Treas. Reg. Sec. 1.410(a)(7)

(B) ☐	The general method in DOL Reg. Sec. 2530.200b-1 through b-4

(C) ☐	The Participant’s Years of Service credited under _______ (insert name of plan) the Intermec 401k Retirement Plan effective 7/1/06

(D) ☐	Other: _______
_______
_______

8.01	UNFORESEEABLE EMERGENCY

a.	A withdrawal due to an Unforeseeable Emergency as defined in Section 2.24:

i. ☒	Will
ii. ☐	Will Not

be allowed.

b.	Upon a withdrawal due to an Unforeseeable Emergency, a Participant’s deferral election for the remainder of the Plan Year:

i. ☒	Will
ii. ☐	Will Not

be cancelled.

9.01	INVESTMENT DECISIONS

Investment decisions regarding the hypothetical amounts credited to a Participant’s Account shall be made by: (select one)

a. ☒	The Participant (or his Beneficiary)
b. ☐	The Employer

Investment options are set forth in Appendix A.

10.01	GRANTOR TRUST

The Employer: (select one)

a. ☒	Does
b. ☐	Does Not

intend to establish a grantor trust in connection with the Plan.

11.01	TERMINATION UPON CHANGE IN CONTROL

The Employer

a. ☒	Reserves
b. ☐	Does Not Reserve

the right to terminate the Plan and distribute all vested amounts credited to Participant Accounts upon a Change in Control as described in Section 9.7.

11.02	CHANGE IN CONTROL

A Change in Control for Plan purposes includes the following (select each definition that applies):

☒	A change in the ownership of the Employer (as described in Section 9.7(c) of the Plan)

☒	A change in the effective control of the Employer (as described in Section 9.7(d) of the Plan)

☒	A change in the ownership of a substantial portion of the assets of the Employer (as described in Section 9.7(e) of the Plan)

12.01	GOVERNING STATE LAW

The laws of Washington shall apply in the administration of the Plan to the extent not preempted by ERISA.

13.01	2005 TRANSITIONAL RULES

The Employer has made the following elections regarding the 2005 Transitional Rules set forth in Section 4.5. The Employer must specify default payment elections in 13.01(a) whether or not the new payment elections are permitted.

a.	New Payment Elections [Section 4.5(a)]

☐	Will Be Permitted until _______ (insert date)
☐	Will Not Be Permitted

The default payment elections will be:

_______
_______

b.	Elections to terminate participation or cancel an outstanding election [Section 4.5(b)]

☐	Will
☐	Will Not

be permitted.

c.	Prospective Deferral Elections [Section 4.5(c)]

☐	Will
☐	Will Not

be permitted.

Only a plan in existence on or before December 31, 2004 may offer Prospective Deferral Elections.

13.02	2006 TRANSITIONAL RULE

New payment elections [Section 4.6]

☐	Will Be Permitted until _______ (insert date)
☐	Will Not Be Permitted

The Plan Sponsor has caused this Adoption Agreement to be executed this 29th day of June, 2006.

PLAN SPONSOR:	/s/ Larry D. Brady

By:	Larry D. Brady

Title:	President and Chief Executive Officer

APPENDIX A

INVESTMENT OPTIONS

Fund Name	Fund Number
Fidelity Cash Reserves	0055
Fidelity Money Market Trust: Retirement Money Market Portfolio	0630
Fidelity Diversified International Fund	0325
Oakmark International CL I	OFOI
Fidelity Dividend Growth Fund	0330
Oakmark Select CL I	OFOA
Spartan US Equity Index - Investor Class	0650
Fidelity Mid-Cap Stock Fund	0337
Clipper Fund	OFCF
American Beacon Small Cap Value Fund - PlanAhead Class	OSAY
Longleaf Partners Fund	OMUV
Columbia Acorn Fund Class Z	OFAR
American Growth Fund of America CL A	OFXL
Harbor Capital Appreciation Institutional Class	OFHH
Fidelity Freedom 2000 Fund	0370
Fidelity Freedom 2005 Fund	1312
Fidelity Freedom 2010 Fund	0371
Fidelity Freedom 2015 Fund	1313
Fidelity Freedom 2020 Fund	0372
Fidelity Freedom 2025 Fund	1314
Fidelity Freedom 2030 Fund	0373
Fidelity Freedom 2035 Fund	1315
Fidelity Freedom 2040 Fund	0718
Fidelity Freedom Income Fund	0369

Note:	The Plan may not select a common/collective trust fund or a self-directed brokerage option as an investment option.

Date Effective: July 1, 2006